UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 7, 2006

CURON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31519	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46117 Landing Parkway

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 661-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting

(a) On February 13, 2006, Curon Medical, Inc., a Delaware corporation, issued a press release announcing that on February 7, 2006 the Nasdaq Listing Qualifications Department notified the Company that it is not in compliance with the requirements of Nasdaq Marketplace Rule 4310(c)(2)(B) and is subject to delisting from The Nasdaq Capital Market. The Nasdaq Listing Qualifications Department is currently reviewing the Company’s eligibility for continued listing on The Nasdaq Capital Market. The press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURON MEDICAL, INC.

By:	/s/ Alistair F. McLaren
Alistair F. McLaren Vice President, Finance and Administration and Chief Financial Officer

Date: February 13, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 13, 2006